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                                                                   Exhibit 10.49

--------------------------NUMBER FORTY THREE (43)------------------------------

----------------------DEED OF CONSTITUTION OF MORTGAGE-------------------------

---In the City of San Juan, Commonwealth of Puerto Rico, this twenty third
(23rd) day of June, Two Thousand (2000).---------------------------------------

-----------------------------------BEFORE ME-----------------------------------

---JUAN C. SALICHS POU, Attorney-at-Law and Notary Public in and for the Commonwealth of Puerto Rico, with residence in Guaynabo, Puerto Rico, and an office on the fifth (5th) floor of Torre BBV, at two hundred fifty four (254) Munoz Rivera Avenue, Hato Rey, San Juan, Puerto Rico.---------------------------

------------------------------------APPEAR--------------------------------------

---AS OF THE FIRST PART: CADENA ESTEREOTEMPO, INC. (hereinafter referred to as "Mortgagor"), a corporation duly organized and validly existing under the laws of the Commonwealth of Puerto Rico, Federal Employer Identification Number 66-0473159, represented by its Chief Financial Officer and Executive Vice President, Joseph A. Garcia, also known as Jose Antonio Garcia Sobrino, who is of legal age, married, business executive, and resident of Miami, Florida, who is authorized to appear herein on behalf of Mortgagor as per the Certificate of Resolution executed in San Juan, Puerto Rico on even date herewith bearing affidavit number one thousand four hundred eighty seven (1487) of Notary Public Juan C. Salichs Pou.-----------------------------------------------------------

---AS PARTY OF THE SECOND PART: BANCO BILBAO VIZCAYA PUERTO RICO (hereinafter referred to as the "Mortgagee"), a banking corporation duly organized and validly existing under the laws of the Commonwealth of Puerto Rico, with Federal Employer Identification
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Number 66-0274576, herein represented by its Executive Vice President, Norberto
Gonzalez Perez, of legal age, married, bank executive and resident of San Juan, Puerto Rico, and by its Branch Manager, Edgardo Fumero Acosta, of legal age, married, bank executive and resident of San Juan, Puerto Rico, who are authorized to appear on behalf and in representation of the Mortgagee, as per the Certificate of Resolution executed on the sixteenth (16th) day of June, Two Thousand (2000) before Notary Public Nilda M. Vazquez.----I, the Notary, hereby certify and attest that I personally know the persons appearing herein and from their statements, I also attest as to their age, civil status, occupations and residences. The persons appearing herein assure me that they have and in my judgment they do have the legal capacity necessary for this act, and for that purpose they freely and voluntarily,-------------------------------------------

-----------------------------------SET FORTH-----------------------------------

---FIRST: The Mortgaged Property. The Mortgagor is the owner of record, with valid, good and marketable fee simple title ("pleno domino") of the real property described in paragraph SIXTEENTH of this Deed.------------------------ ---SECOND: The Mortgage Note. Simultaneously herewith Mortgagor has subscribed before me a mortgage note (hereinafter called the "Mortgage Note"), which is copied literally in paragraph FIFTEENTH hereof.-------------------------------- ---THIRD: Creation of Mortgage. In order to guarantee and secure:-------------- -----(i) the full and complete payment of the principal of and the interest on the Mortgage Note;-------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

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-----(ii) the performance and observance of the terms therein and herein contained;--------------------------------------------------------------
-----(iii) an additional credit in the amount set forth in paragraph
SEVENTEENTH hereof to cover interest in addition to that secured by law (herein after called the "Interest Credit");-------------------------------------------
-----(iv) an additional credit in the amount set forth in paragraph
SEVENTEENTH hereof to cover any amounts that may be paid by or advanced by the holder of the Mortgage Note hereunder; together with interest thereon (hereinafter called the "Credit for Additional Advances"); and----------------- -----(v) an additional credit (hereinafter called the "Credit for Liquidated Damages") in the amount set forth in paragraph SEVENTEENTH hereof as a liquidated and agreed amount payable without necessity for further liquidation or approval by any court, to cover the costs and expenses (including attorneys' fees) of the Mortgagee in the event that the Mortgagee shall have recourse to the courts or to any other governmental agency in order to collect all or any part of the principal thereof or any interest thereon (by foreclosure or other proceedings or action), Mortgagor hereby grants, constitutes and creates a voluntary mortgage (the "Mortgage") and security interest in favor of the Mortgagee or any present or future holder of the Mortgage Note, by endorsement, delivery or otherwise on the parcel of land described in Paragraph SIXTEENTH hereof (the "Parcel") and the following additional property (hereinafter collectively called the "Mortgaged Property"):---------------------------------
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-------(a) the Parcel and all of the buildings, structures, additions, fixtures, improvements, appurtenances and facilities now or hereafter located thereon or hereafter erected or placed on said property and all materials intended for the construction, reconstruction, alteration and repair of such buildings or improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Mortgaged Property immediately upon the delivery thereof to the Mortgaged Property;------------------------------------ -------(b) all of the rights, title and interest of the Mortgagor, in and to, all and singular, the tenements, hereditaments, rights of way, easements, appendages and appurtenances, licenses, passages, waters, water rights, riparian rights, and other rights, liberties and privileges thereof or in any way or hereafter appertaining, including any other claim at law or in equity, as well as any after acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof and any other real property belonging or appertaining to the Mortgaged Property, and all of the right, title and interest of the Mortgagor in and to any streets, ways, alleys, strips or gores of and adjoining the Mortgaged Property or any part thereof;---------- -------(c) all renewals and replacements of, substitutions for and additions to the property described in subparagraphs (a) and (b) above, and all other real property now owned or hereafter acquired by Mortgagor and enjoyed in common with or in any way appertaining to such property as well as all real properties which may be consolidated or grouped with the Mortgaged Property;--------------
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-------(d) all chattels that may be removed without breaking the material or deteriorating the object and that are presently or hereafter permanently placed on the Mortgaged Property, either for its decoration, comfort or development, or for commercial, office of industrial use;---------------------- -----(e) All machinery, furniture, furnishings, equipment, computer software and hardware which are deemed to be fixtures (including, without limitation, all air conditioning, plumbing, lighting, communications and elevator fixtures) every kind and nature, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property or any part thereof, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Mortgaged Property, enjoyment and occupancy of the Mortgaged Property, and the proceeds of any sale or transfer of the foregoing and all other property which under the Civil Code of Puerto Rico may properly be characterized or classified as real or immovable property either by nature or destination;--------------------------------------
-------(f) All proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property or any part thereof; -------(g) all awards, compensations and payments in respect of any taking by condemnation or eminent domain of any of the foregoing; and------------------- -------(h) all proceeds, products, offspring, rents, earnings, revenues, issue and profits from any of the
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foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.------------------------------------------------------------------

---FOURTH: Condemnation. In the event of a taking of all or any part of the Mortgaged Property as a result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade adversely affecting the Mortgaged Property, Mortgagee shall be entitled to receive and to be applied as described below, all awards and payments on account of such taking not to exceed the amounts covered by this Mortgage. Mortgagor will pay all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of Mortgagee in connection with any such taking and seeking and obtaining any award or payment in respect thereof. All awards and payments collected by Mortgagee, after the payment of costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in the seeking and obtaining thereof, shall be applied by Mortgagee to the payment of the Mortgage Note or of any notes or obligations for which the Mortgage Note is assigned or pledged as security or in such other manner as may be provided in the pledge agreement or other instrument under which the Mortgage Note is assigned or pledged, or as otherwise agreed by Mortgagor and Mortgagee in writing.------------------------------------------------------------------------

---FIFTH: Insurance. As provided in Article One Hundred Sixty (160) of the Mortgage and Property Registry Act of Puerto Rico, Act Number One Hundred Ninety-eight (198) of August ten (10), Nineteen Hundred
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Seventy-nine (1979), Thirty Laws of Puerto Rico Annotated Two Thousand Five
Hundred Fifty-six (30 L.P.R.A. 2556), this Mortgage shall be extensive to, and shall cover, all indemnities to which the Mortgagor may be entitled under any policy of insurance covering the Mortgaged Property or any part thereof, and Mortgagee shall be entitled to receive directly from the underwriters all payments which become due under any such policy(ies) of insurance. Such payments, after deducting therefrom all costs and expenses (including, but without limitation, reasonable attorneys' fees and expenses) incurred in the collection thereof, shall be applied on account of the payment of the Mortgage Note or of any notes or obligations for which the Mortgage Note may be assigned or pledged as security or in such other manner as may be provided in the pledge agreement or other instrument under which the Mortgage Note is assigned or pledged, or as otherwise agreed by Mortgagor and Mortgagee in writing.----------

---SIXTH: Additional Advances. If Mortgagor should fail to make punctual payment of all Impositions (as defined in paragraph TWELFTH hereof), or should fail to maintain insurance coverage on the Mortgaged Property as required under the pledge agreement or other instrument under which the Mortgage Note is assigned or pledged to the Mortgagee or as required under any other written agreement between Mortgagor and Mortgagee, or if Mortgagor should fail to discharge any mortgage, lien, encumbrance or charge upon the Mortgaged
Property, or any part thereof, which is prohibited by the terms hereof or of the pledge agreement or other instrument under which the Mortgage Note is assigned or pledged or by the terms of any
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other written agreement between Mortgagor and Mortgagee, or should fail to maintain the Mortgaged Property in good condition, normal wear and tear excepted or should fail to perform any other term or covenant hereof or of such pledge agreement or other instrument or written agreement, then Mortgagee, after written notice to Mortgagor (provided, however, that failure by Mortgagee to give such notice to the Mortgagor shall not affect its rights under this Article) and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter advance such funds as may in Mortgagee's reasonable judgment be needed for the purpose of performing such terms or covenants, and Mortgagee may, in such event, take such other and further action in the premises as it may consider necessary or appropriate for such purposes. All sums so advanced or paid by Mortgagee and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon at the rate set forth in the Mortgage Note from the date of payment or incurring, shall constitute additional indebtedness secured by this Mortgage and shall be paid by Mortgagor to Mortgagee on demand.--------------------------------------------------------

---SEVENTH: Further Assurances; Additional Security. Mortgagor, at its expense, will execute, acknowledge, deliver and record all such instruments and take all such action as Mortgagee from time to time may reasonably request for better assuring to Mortgagee the properties and rights hereby mortgaged and assigned or intended so to be. Without notice to or consent of Mortgagor, and without impairment of the lien of and
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rights under this Mortgage, Mortgagee may take (but Mortgagor shall not be obligated to furnish) from Mortgagor or from any other person or persons additional security for the Mortgage Note or for the obligations secured by the assignment or pledge of the Mortgage Note; and neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent Mortgagee from resorting first to such additional security, or to the security created by this Mortgage, in either case without affecting Mortgagee's lien and rights under this Mortgage.-------------------------------------------

---EIGHTH: Default. In case the Mortgagor shall fail to pay any principal of or accrued interest on the Mortgage Note on demand by the Mortgagee, or shall fail to pay any principal of or accrued interest when due on any obligation for which the Mortgage Note or this Mortgage shall have been assigned or pledged as security, or there shall be any breach of any other condition or covenant under the pledge agreement or other instrument under which the Mortgage Note is assigned or pledged to the Mortgagee, or an Event of Default ("Causa de Incumplimiento" o "Evento de Incumplimiento") (as such term is defined in the pledge agreement or other instrument under which the Mortgage Note is assigned or pledged to the Mortgagee) shall have occurred and be continuing, then at any time thereafter Mortgagee may, at its election:-------

-----(i) proceed to enforce the payment of the Mortgage Note and/or to foreclose the lien of this Mortgage as against all or any part of the Mortgaged Property (by summary proceedings or otherwise) and to have the same sold under the judgment or decree of a court of competent jurisdiction;-------------------
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-----(ii) to the extent permitted by law, enter upon and take possession of the
Mortgaged Property or any part thereof, by force, summary proceedings, ejectment or otherwise, remove Mortgagor and all other persons and any and all properties therefrom, hold, operate and manage the same and receive all earnings, income, rents, issue and proceeds accruing with respect thereto or any part thereof. In connection with any of the foregoing, Mortgagee shall as a matter of right and without regard to the solvency of the Mortgagor or the adequacy of the security for the indebtedness from Mortgagor to Mortgagee, be entitled to the appointment of a receiver for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or otherwise, and Mortgagor hereby consents to the appointment of such a receiver and agrees that it will not oppose any such appointment. Said receiver shall have the broadest powers and faculties usually granted to a receiver by the court and his appointment shall be made by the court as a matter of absolute right granted to the Mortgagee.-----------

---NINTH: Foreclosure Valuation. In compliance with Article One Hundred Seventy-nine (179) of the Mortgage and Property Registry Act of Puerto Rico, Act Number One Hundred Ninety-eight (198) of August ten (10), Nineteen Hundred Seventy-nine (1979), Thirty Laws of Puerto Rico Annotated Two Thousand Five Hundred Seventy-five 30 L.P.R.A. 2575), Mortgagor hereby declares and agrees that the value of the Mortgaged Property is as set forth in paragraph SEVENTEENTH hereof under the title "Foreclosure Valuation".--------------------
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---TENTH:  Foreclosure. In the event that the Mortgage Note is assigned or pledged or otherwise encumbered as collateral security for the payment of any other note or obligation of the Mortgagor or of any other person, the Mortgagor agrees:------------------------------------------------------------------------

-----(a) That Mortgagee may foreclose this Mortgage and may exercise all other rights, remedies, powers and privileges provided herein or now or hereafter existing at law, in equity, by statute, or otherwise, without first foreclosing the pledge or other lien so constituted upon the Mortgage Note, to the same extent and with the same force and effect as if the Mortgage Note had been assigned or transferred directly to Mortgagee rather than assigned or pledged as collateral security, provided that nothing contained in this paragraph TENTH shall relieve Mortgagee from the obligation to comply with the terms of the pledge agreement or other instrument under which the Mortgage Note is assigned or pledged.--------------------------------------------------------------------

-----(b) That Mortgagor will not exercise any right which it may have to cancel the recordation of the Mortgage by reason of lapse of time counted from the date of the constitution of the Mortgage either under the provisions of Article One Hundred Forty-five (145) of the Mortgage Law of Puerto Rico, Act Number One Hundred Ninety-eight (198) of August ten (10), Nineteen Hundred Seventy-nine
(1979), Thirty Laws of Puerto Rico Annotated Two Thousand Four Hundred Sixty-nine (30 L.P.R.A. 2469) or otherwise and further agrees, whenever requested by the Mortgagee, to execute and file in the appropriate Registry, at Mortgagor's cost and expense, any and all supplemental instruments which may be necessary or convenient for the preservation
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of the lien of the Mortgage until full payment of the Mortgage Note and the note or obligations secured by the pledge or assignment of the Mortgage Note. Without limiting the generality of the foregoing, Mortgagor agrees that, unless the Mortgagee shall consent in writing to the cancellation of the Mortgage at an earlier date, the Mortgage shall be conclusively presumed to subsist for a period of twenty-five (25) years from the date of its constitution; and the Mortgagor does hereby waive any right which it may otherwise have under said Article One Hundred Forty-Five (145) of the Mortgage Law to apply for an earlier cancellation of the record of the Mortgage.---------------------------- ---ELEVENTH: Expenses. All costs and expenses of this Deed, of a certified copy or copies thereof, and of the registration of this instrument in the proper public registry; all expenses of such additional documentation as may hereafter be required, including the registration thereof in a proper public registry, if such be required; and all expenses of all documents of cancellation, including the cost of registration thereof, shall be for the account of Mortgagor.------- ---TWELFTH: Definitions. As used in this Mortgage, the term "Impositions" shall mean all real estate and other taxes, all assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof or while this Mortgage is in force), water, sewer, electricity, utility and other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges, in each case
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whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed on or in respect of or be a lien upon (a) the Mortgaged Property or any part thereof or any rents, issues, income, profits or earnings therefrom or any estate, right or interest therein, or (b) any occupancy, use or possession of or sales from the Mortgaged Property or any part thereof, or (c) this Mortgage, any interest herein or any payments due from the Mortgagor under the terms of this Mortgage or the Mortgage Note; excepting, however, the income taxes now or hereafter imposed by the United States under the Internal Revenue Code of Nineteen
Hundred Eighty-six (1986), as amended, and by the Commonwealth of Puerto Rico under the Puerto Rico Internal Revenue Code of Nineteen Hundred Ninety-four
(1994), as amended, or under any other Act of Congress or Act of the Legislature of Puerto Rico of the same nature, modifying, amending, or substituting the statutes above mentioned.------------------------------------ ---THIRTEENTH: Miscellaneous. All of the terms of this Mortgage shall apply to and be binding upon the successors and assigns of Mortgagor and all persons claiming under or through Mortgagor or any such successor or assign, and shall inure to the benefit of Mortgagee. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Mortgagor and Mortgagee, notice of which is endorsed on the Mortgage Note.-------------------------------------------------
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---FOURTEENTH: Other Terms and Conditions. The following terms and conditions are made a part of this Mortgage and shall apply to and be binding upon the successors and assigns of Mortgagor and all persons claiming under or through Mortgagor or any such successors or assigns, and shall inure to the benefit of Mortgagee. Additionally, if any of the terms and conditions contained in this paragraph shall be inconsistent or contrary to any other terms and conditions contained in this Deed, the terms and conditions of this paragraph shall prevail.-----------------------------------------------------------------------
-----(a) Representations and Warranties. In addition to all other representations made by the Mortgagor to the Mortgagee, the Mortgagor hereby represents and warrants to the Mortgagee as follows:--------------------------- -------(i) No Leases. There are presently in effect no leases of the Mortgaged Property or any part thereof other than those which have been disclosed in writing to the Mortgagee.------------------------------------------------------
-------(ii) Execution, Delivery and Enforceability. Mortgagor is duly authorized to make and enter into this Mortgage and to carry out the transactions contemplated by this Mortgage and the Mortgage Note. This Mortgage and the Mortgage Note have been duly executed and delivered by Mortgagor and are the legal, valid and binding obligations of Mortgagor, enforceable in accordance with their respective terms.---------------------------------------------------
-------(iii) Compliance with Law. Except as otherwise disclosed in writing by Mortgagor to Mortgagee, the Mortgaged Property is in compliance in all material respects with all applicable laws and governmental regulations, including but not limited to those governing zoning, land use, subdivision control,

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health, safety, fire protection and protection of the
environment.-------------------------------------------------- (iv) No
Conflicts. The execution and delivery of this Mortgage does not, and the performance and observance of the terms hereof will not, contravene in any material respect any provision of existing law or governmental regulations, and will not conflict with or result in any breach of any material terms, conditions or provisions of, or constitute a default under or result in or permit the creation or imposition of any charge or encumbrance upon any of the properties of Mortgagor pursuant to any indenture, mortgage or other agreement or instrument to which Mortgagor is a party or by which its properties are bound. ------------------------------- (v) Governmental Approvals. No approval, authorization or other action by, or filing with, any federal, state, or local commission, board or agency, is required under existing law in connection with the execution and delivery by Mortgagor of this Mortgage, except for a filing of a certified copy hereof in the appropriate Section of the Registry of Property of Puerto Rico. ---------------------------------------------------- (vi) Title.
Mortgagor is the owner of the Mortgaged Property in fee simple ("pleno dominio") and to all rights and titles appertaining thereto. ----------------- (vii) Liens and Encumbrances. Except as may be otherwise stated in paragraph SIXTEENTH of this Deed, the Mortgaged Property is free and clear of all liens and encumbrances whatsoever on a parity with or superior to the lien of this Mortgage. ---------------------------------- (viii) Impositions. All Impositions required to have been paid on the Mortgaged Property on or prior to the date of this Deed have been paid, except to the extent that the validity thereof is being contested in good faith by proper proceedings and with respect to which adequate reserves have been made and set aside for the payment thereof. ----------------------------- (b) Certain Covenants and Conditions. Mortgagor covenants and agrees as follows:------------
------------------------------------------------------------------------------
(i) Provision for Payment of Governmental Charges and Other Obligations. To assure the payment of all Impositions, taxes, charges, sewer use fees, water rates, ground rents and assessments of every name and nature, or any other obligation which may have or acquire priority over this Mortgage, and which are assessed or payable with regard to the Mortgaged Property, the Mortgagor, if so requested by the Mortgagee, shall deposit with the Mortgagee, on the first day of each month, a sum determined by the Mortgagee to be sufficient to provide, in the aggregate, a fund adequate to pay any such amounts at least ten (10) days before the same become delinquent; and whenever the Mortgagee determines sums accumulated under the provisions of this section to be insufficient to meet the obligation for which such deposits were made, the Mortgagor shall pay, upon demand by the Mortgagee, any amount required to cover the deficiency therein. Every such deposit may, at the option of the Mortgagee, be applied directly against the obligation with reference to which it was made, or, to the fullest extent permitted by law, any other obligation the Mortgagor secured hereby. Such deposits may, to the fullest extent permitted by law, be commingled with other assets of the Mortgagee and, in the discretion of the Mortgagee, invested by the Mortgagee for its own account, without any obligation to pay income from such investment, or interest on such deposits, to the Mortgagor, or to account to Mortgagor for such income in any manner.-------------------------------------
------------------------------------------- (ii) Maintenance of Mortgaged
Property: Alterations. Mortgagor shall keep and maintain the Mortgaged Property in good repair and condition (ordinary wear and tear excepted), shall make all such necessary and proper repairs, replacements, additions and improvements thereto as shall be reasonably necessary for the proper conduct of its business thereon, and shall not permit or commit waste on the Mortgaged Property. Mortgagor shall make or cause to be made, as and when the same shall become reasonably necessary, all structural and non-structural, exterior and interior, ordinary and extraordinary, repairs, renewals and replacements reasonably necessary to that end. Mortgagor shall not permit any removal or alteration of anything which constitutes a part of the Mortgaged Property, without the prior written consent of the Mortgagee. Mortgagor shall permit the Mortgagee to enter the Mortgaged Property, at any reasonable time, to determine whether Mortgagor is in compliance with its obligations under this Mortgage. All construction on the Mortgaged Property shall comply with, and each and every part of the Mortgaged Property shall be maintained and used in accordance with, all applicable federal, state, commonwealth and local laws and governmental regulations, and any lawful private restrictions or other requirements or provisions, relating to the maintenance or use thereof. ----------------------------------- Notwithstanding the above, the Mortgagor shall have the right, at any time and from time to time, to remove and dispose of machinery and equipment on, or forming a part of, the Mortgaged Property that may have become obsolete or unfit for use or that is no longer useful in the operation of the building now or hereafter constituting a portion of the Mortgaged Property or in the business conducted thereupon. The Mortgagor agrees promptly to replace such machinery and equipment with other machinery and equipment which is substantially of the same character and of equal usefulness and quality, free of superior title, liens or claims, except as otherwise permitted or agreed by the Mortgagor and the Mortgagee in writing.---------------- -------- (c) Environmental Assessments. In addition to the Mortgagee's rights provided hereunder, the Mortgagee may, at its election, obtain one or more environmental assessments of the Mortgaged Property prepared by a geohydrologist, an independent engineer or other qualified consultant or expert approved by the Mortgagee evaluating or confirming (i) whether any hazardous substances or other toxic substances are present in the soil or water at or adjacent to the Mortgaged Property and (ii) whether the use and operation of the Mortgaged Property comply with all Applicable Environmental Law (as defined hereinafter) relating to air quality, environmental control, release of oil, hazardous materials, hazardous wastes and hazardous substances, and any and all other applicable environmental laws. Environmental assessments may include detailed visual inspections of the Mortgaged Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analysis as are necessary or appropriate for a complete determination of the compliance of the Mortgaged Property and the use and operation thereof with all Applicable Environmental Laws. The Mortgagor shall be responsible for payment of the cost and expense of any such environmental assessment. Mortgagee shall minimize interference with Mortgagor's ongoing business on the Mortgaged Property during any such environmental assessments.---------- -------------------(d) Hazardous Substances. Mortgagor represents that neither Mortgagor nor, to the best of its knowledge, any other person has (1) used or installed any Hazardous Materials (hereinafter defined) on, from, or affecting the Mortgaged Property in violation of any Applicable Environmental Law (as defined below); or (ii) received any notice from any governmental authority with regard to Hazardous Materials on, from or affecting the Mortgaged Property. Mortgagor covenants that the Mortgaged Property shall be kept free of Hazardous Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials in violation of any Applicable Environmental Laws (as defined below), and Mortgagor shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any tenant or subtenant, the installation of Hazardous Materials in or on the Mortgaged Property or a release of Hazardous Materials onto the Mortgaged Property or suffer the presence of Hazardous Materials on the Mortgaged Property in violation of any Applicable Environmental Laws (as defined below). Mortgagor shall comply with and take all necessary steps to ensure compliance in all material respects by all tenants and subtenants with all applicable federal, state and local laws, ordinances, rules and regulations, with respect to Hazardous Materials, and shall keep the Mortgaged Property free and clear of any liens imposed pursuant to any federal, state, or local environmental law, ordinance, rule, or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.) (all of the foregoing being collectively referred to as "Applicable Environmental Laws") and the regulations adopted and publications promulgated pursuant thereto at any time. In the event that Mortgagor receives any notice from any governmental authority with regard to Hazardous Materials on, from or affecting the Mortgaged Property, or any notice of violation of Applicable Environmental Laws, Mortqagor shall promptly notify Mortgagee. Mortgagor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the Mortgaged Property as required by the Applicable Environmental Laws and to the reasonable satisfaction of Mortgagee. For purposes of this paragraph, "Hazardous Materials" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material containing asbestos, or any other substance or material regulated under any Applicable Environmental Laws. Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against any losses, reasonable expenses, liabilities and claims arising from any breach or default by Mortgagor of its representations, obligations and/or covenants under this paragraph, including, without limitation, enforcing the obligations of the Mortgagor under this paragraph and including, without limitation, reasonable attorneys' fees. The obligations, liabilities, and indemnification agreement of Mortgagor under this paragraph shall survive the foreclosure, expiration or sooner termination of this Mortgage or the execution of a Deed in lieu of foreclosure. The obligations, liabilities and indemnification agreement of Mortgagor under this paragraph are specifically excepted from any limitation of liability provision contained in this or any other loan document with Mortgagee.----------------------------------------------------------------------

--------(e) Notice of Condemnation. Mortgagor, immediately upon obtaining knowledge of the institution of any proceeding for the condemnation or requisition of the Mortgaged Property or any portion thereof, shall notify the Mortgagee of the pendency of such proceeding. The Mortgagee may participate in such proceeding, and the Mortgagor from time to time shall deliver to the Mortgagee all instruments requested by the Mortgagee to permit such participation.------------------------------------------------------------------

--------(f) Prior Mortgages. Nothing contained in this Deed is intended, nor shall it be deemed to consititute, consent by the Mortgagee to a subordination of the lien of this Mortgage to any other mortgage or lien.-------------------

--------(g) Expenses. Mortgagor shall pay when due all fees and charges (including reasonable attorneys' fees) incurred by the Mortgagee incident to the transactions evidenced by the obligations (including, without limitation, the Mortgage Note) secured by this Mortgage, the assurance of the security represented by this Mortgage, and incident to the enforcement of said obligations and this Mortgage, and such fees and charges shall be secured by the lien of this Mortgage.-------------------------------------------------------

--------(h) Priority of Lien; After-Acquired Mortgaged Property. This Mortgage is and will be maintained as a valid mortgage lien on the Mortgaged Property subject only to the liens and encumbrances that have been otherwise permitted in writing by the Mortgagee. All property of every kind acquired by the Mortgagor after the date hereof which, by the terms hereof, is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by the Mortgagor, and without any further mortgage, conveyance, assignment or transfer, become subject to the lien of this Mortgage. The Mortgagor will at its sole cost and expense do, execute, acknowledge and deliver all and every such further acts, conveyances, mortgages, and assurances as the Mortgagee shall reasonably require for accomplishing the purposes of this Mortgage.----------------------------------------------------------------------

--------(i) Recovery Proceedings. If any action or proceeding shall be instituted to recover possession of the Mortgaged Property or for the foreclosure of any other mortgage or for any other purpose affecting the Mortgaged Property or this Mortgage, the Mortgagor will immediately, upon service thereof on or by the Mortgagor, deliver to the Mortgagee a true copy of each petition, summons, complaint, notice of motion, order to show cause, and all other process, pleadings and papers, however designated, served in any such action or proceeding.-----------------------------------------------------------
---------(j) Waiver and Modification; Fees and Expenses in Event of Redemption or Foreclosure. Whether or not for additional interest or other consideration paid or payable to the Mortgagee, no forbearance on the part of the Mortgagee or extension of the time for the payment of the whole or any part of the obligations secured hereby, whether oral or in writing, or any other indulgence given by the Mortgagee to Mortgagor or to any other party claiming any interest in or to the Mortgaged Property, shall operate to release or in any manner affect the original liability of Mortgagor, or the priority of this Mortgage or to limit, prejudice or impair any right of the Mortgagee, including, without limitation, the right to realize upon the security, or any part thereof, for the obligations secured hereby or any of them; notice of any such extension, forbearance or indulgence being hereby waived by Mortgagor and all those claiming by, through or under Mortgagor. No consent or waiver, express or implied, by the Mortgagee to or of any default by Mortgagor shall be construed as a consent or waiver to or of any further default in the same or any other term, condition, covenant or provision of this Mortgage or of the obligations secured hereby. In any case pursuant to the laws of the Commonwealth of Puerto Rico redemption is had by Mortgagor after foreclosure proceedings have begun, the Mortgagee shall be entitled to collect all reasonable costs, charges and expenses incurred up to the time of redemption.---------------------------------

-----(k) Right of Mortgagee to Cure Default. If a default shall occur and be continuing hereunder or under the Mortgage Note beyond any applicable grace period, the Mortgagee shall have the right, but without any obligation so to do, to cure such default for the account of Mortgagor. Without limiting the generality of the foregoing, Mortgagor hereby authorizes the Mortgagee to pay, at its option, all taxes, sewer use fees, water rates and assessments and other Impositions, with interest, costs and charges accrued thereon, which may at any time be a lien upon the Mortgaged Property, or any part thereof; to pay the premiums for any insurance required hereunder; to incur and pay reasonable expenses in protecting its rights hereunder and the security hereby granted; to pay any balance due and delinquent under any security agreement on any fixtures and equipment included as a part of the Mortgaged Property; and the payment of all amounts so incurred shall be secured hereby as fully and effectually as any other obligation of Mortgagor secured hereby.------------------------------ -----(m) Certain Terms of Foreclosure Sale. To the extent permitted by law, at any foreclosure sale, any combination, or all, of the Mortgaged Property or security given to secure the indebtedness and obligations secured hereby, may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, or be offered at more than one foreclosure sale in parts or parcels, Mortgagor hereby waiving the application of any doctrine of marshaling; and, in case the Mortgagee, in the exercise of the power of sale herein given, elects to sell in parts or parcels, said sales may be held from time to time, and the power shall not be fully executed until all of the Mortgaged Property or security not previously sold shall have been sold.
-----(n) Notices. All notices, requests and other communications made or required to be given pursuant to this Mortgage shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telex or telecopy confirmed by letter, at such address as Mortgagor and Mortgagee may have furnished in writing to each other, respectively.-------------------------------------------
-----(o) Successors and Assigns; Joint and Several Liability; Partial Invalidity. All the covenants and agreements of Mortgagor herein contained shall be binding upon Mortgagor and, if applicable, the heirs, executors, administrators, successors and assigns of Mortgagor; and, where more than one person constitutes Mortgagor, the liability of such persons under this Mortgage for the obligations set forth herein shall be joint and several ("solidaria"). In case any one or more of the provisions of this Mortgage may be found to be invalid, or unenforceable for any reason or in any respect, such invalidity or unenforceability shall not limit or impair enforcement of any other provision thereof.-----------------------------------------------------------------------
-----All benefits and agreements of Mortgagee herein contained shall be binding upon Mortgagee, its successors, assigns and future holders of the Mortgage Note.--------------------------------------------------------------------------
-----(p) Modification. No change, amendment, modification, cancellation or discharge of this Mortgage, or any part hereof, shall be valid unless in writing and signed by the parties hereto or their respective successors and assigns, and notice of which shall be endorsed on the Mortgage Note.-------------------------------------------------
-----(q) Insurance. Mortgagor shall, at all times, provide, maintain and keep in force policies of insurance with respect to the Mortgaged Property in such amounts, containing such coverage, terms and conditions and with such companies as required hereunder or under the pledge agreement or other instruments under which the Mortgage Note is assigned or pledged to the Mortgagee or as required under any other written agreement between Mortgagor and Mortgagee.------------- -----(r) Impositions. Mortgagor shall promptly pay as they become due all Impositions on the Mortgaged Property, except to the extent that the validity thereof is being contested in good faith by proper proceedings and with respect to which adequate reserves have been made and set aside for the payment thereof.-----------------------------------------------------------------------
-----(s) Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico.------------------- -----(t) Captions. Section headings are inserted for convenience of reference only and shall be disregarded for purposes of the interpretation of the terms of this Mortgage.--------------------------------------------------------------
---FIFTEENTH: The Mortgage Note. The Mortgage Note referred to in paragraph SECOND of this Deed is literally transcribed herein as follows:----------------

----------------------------"MORTGAGE NOTE-------------------------------------

-----VALUE: $3,700,000.00------------------------------------------------------
-----DUE DATE: ON DEMAND-------------------------------------------------------

---FOR VALUE RECEIVED, on demand, the undersigned promises to pay to the order of BANCO BILBAO VIZCAYA PUERTO RICO (the "Payee") the principal sum of THREE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($3,700,000.00) with interest on the unpaid balance at the rate per annum of TWELFTH PERCENT (12%) from the date hereof until payment in full.--------------------------------------------------

---Interest and principal hereunder shall be payable on demand, and payments of interest and principal shall be made at such place as the Payee may from time to time designate in writing.--------------------------------------------------

---In case the Payee of this Note shall take recourse to the courts in order to collect the whole or a portion of the amount of the Mortgage Note, the undersigned agrees to pay a liquidated amount equivalent to THREE HUNDRED SEVENTY THOUSAND DOLLARS ($370,000.00), for court expenses, disbursements and attorney's fees which may be incurred.-----------------------------------------

---The undersigned hereby waives presentment, protest, demand and notice of non-payment.-------------------------------------------------------------------

--This Mortgage Note is secured by a mortgage constituted as appears from Deed Number Forty Three (43) executed on the date hereof, before the undersigned Notary, and the holder of this Mortgage Note is entitled to the benefit and security of all of the provisions and conditions set forth in said Deed of Mortgage.----------------------------------------------------------------------

---In San Juan, Puerto Rico, this twenty third (23rd) day of June, 2000.-------

--------------------CADENA ESTEREOTEMPO, INC.----------------------------------
--------------------By: /s/ Joseph A. Garcia-----------------------------------
--------------------Name: Joseph A. Garcia-------------------------------------
--------------------Title: Chief Financial Officer-----------------------------
--------------------and Executive Vice President-------------------------------
-----Affidavit No. 1486--------------------------------------------------------

---Acknowledged and subscribed before me by Joseph A. Garcia, also known as Jose Antonio Garcia Sobrino, of legal age, married, business executive and resident of Miami, Florida, in his capacity as Chief Financial Officer and Executive Vice President of CADENA ESTEREOTEMPO, INC., to me personally known in San Juan, Puerto Rico, this twenty third (23rd) day of June, 2000.----------

----------(signed): /s/ Juan C. Salichs Pou------------------------------------
-----------------------Notary Public"------------------------------------------
-----(Notarial Seal)-----------------------------------------------------------

---SIXTEENTH: Description and Recording Information of the Mortgaged Property. The Parcel referred to in Section THIRD of this Deed, the Parcel's recording information and its liens and encumbrances are described and set forth in Exhibit A attached hereto.

---SEVENTEENTH: Various Sums.--------------------------------------------------

-----(i) The amount of the mortgage credit constituted and created to secure payment of the Mortgage Note is THREE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($3,700,000.00), the principal amount of the Mortgage Note.--------------------

-----(ii) The "Interest Credit" is an amount equal to five (5) annuities of interest on the principal amount of the Mortgage Note pursuant to the provisions of Article One Hundred Sixty-six (166) of the Mortgage Law of Puerto Rico.--------------------------------------------------------------------------

-----(iii) The "Credit for Additional Advances" is THREE HUNDRED SEVENTY THOUSAND DOLLARS ($370,000.00).------------------------------------------------

-----(iv) The "Credit for Liquidated Damages" is THREE HUNDRED SEVENTY THOUSAND DOLLARS ($370,000.00).---------------------------------------------------------

-----(v) The "Foreclosure Valuation" is THREE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($3,700,000.00).-------------------------------------------------------

------------------------ACCEPTANCE AND WARNINGS--------------------------------

---The appearing parties to this Deed accepts the same as drafted because it has been drawn up in accordance with their stipulations, terms and conditions. I, the Notary, do hereby certify that the appearing parties can read and understand the English language and that I, the Notary, made to the appearing parties the necessary legal warnings concerning the execution of this Deed and they were fully advised by me thereon. Specifically, I advised the appearing party of the following:--------------------------------------------------------

-----(a) That any liens or encumbrances affecting title to the Mortgaged Property that may be filed for recordation prior to the filing of this Deed may be legally binding and could take precedence over this Mortgage.------------------

-----(b) That this Deed was prepared in accordance with a title abstract dated the second (2nd) day of June, Two Thousand (2000), prepared by Hato Rey Title Insurance Agency, Inc. (the "Title Abstract"), an entity engaged in such business, and not by the undersigned Notary, and Mortgagee is relying on such abstract.----------------------------------------------------------------------

-----(c) That a certified copy of this Deed must be filed and recorded in the appropriate Section of the Registry of the Property of Puerto Rico.------------

-----(d) That there may exist and be pending unrecorded statutory liens and real property taxes (including the statutory legal mortgage in favor of the Commonwealth of Puerto Rico).--------------------------------------------------

-------------------------------EXECUTION---------------------------------------

---The appearing parties waived the right which I advised them, they have to have witnesses to the execution of this Deed but, upon my advice, made use of their right to read the same, and finding it drafted to their entire satisfaction, having been advised by me, the Notary, of the pertinent legal warnings and reservations, proceed to sign before me, and to affix their initials on each folio of the same.--------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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
   To all of which, as well as to everything contained or related in this Deed, I, the Notary, CERTIFY, ATTEST AND GIVE FAITH.----------------------------------



                                     [SIG]

                                     [SIG]

                                     [SIG]

                                     [SIG]

                                                                       EXHIBIT A

                             DESCRIPTION OF THE PARCEL

DESCRIPTION:--------------------------------------------------------------------

----URBANA: Parcela de terreno identificada con el numero cuarenta y dos guion D (42-D) del Centro de Distribucion Amelia radicada en el Barrio Pueblo Viejo del Municipio de Guaynabo, Puerto Rico, con una cabida superficial de Siete Mil Doscientos Treinta y Seis punto Sesenta y Nueve metros cuadrados (7,236.69 m.c.), equivalentes a uno punto ocho mil cuatrocientas doce cuerdas (1.8412 cdas.); y en lindes por el Norte, con lote de terreno identificado con el numero treinta y cuatro (34) y con el lote de terreno identificado con el numero treinta y tres guion A (33-A) del Centro de Distribucion Amelia; por el Sur, con lote de terreno identificado con el numero cuarenta y uno (41) del Centro de Distribucion Amelia; por el Este, con lote de terreno identificado con el numero treinta y tres guion A (33-A) del Centro de Distribucion Amelia; y por el Oeste, con la Calle F antes, hoy Calle Frances del Centro de Distribucion Amelia.-------------------------------------------------------------------------

RECORDING INFORMATION:----------------------------------------------------------

---As per Deed Number Forty-five (45) executed in San Juan, Puerto Rico on the fifteenth (15th) day of March, Two Thousand (2000) before Notary Public Waldemar Del Valle Armstrong, as clarified by deed number one hundred forty five (145) executed in San Juan, Puerto Rico on the twenty second (22nd) day of June, two thousand (2000) before notary public Waldemar Del Valle Armstrong, a certified copy of both deeds will be presented at the Registry of Property of Puerto Rico, Section of Guaynabo, the Parcel was formed by the consolidation of the following two (2) properties: (i) Parcel of land identified as Lot Number Forty-two hyphen A (42-A) of the Amelia Distribution Center, which is the remnant of Lot Number Forty-two (42) of the Amelia Distribution Center, in turn segregated from property number 335 recorded at page 123 of volume 712 of Guaynabo, Registry of Property of Puerto Rico, Section of Guaynabo (hereinafter referred to as "Property Number 335"); and (ii) a strip of land consisting of one thousand twenty four point fifteen square meters (1,024.15 sq. mts.), segregated from a parcel of land identified as Lot Number Forty-two hyphen B (42-B) of the Amelia Distribution Center, which in turn was segregated from Lot Forty-two (42) of the Amelia Distribution Center as per Deed Number Twenty-six (26) executed in San Juan, Puerto Rico on the second (2nd) day of March, nineteen Hundred Ninety-eight (1998) before Notary Public Waldemar Del Valle Armstrong, a certified copy of which has been presented and is pending recordation at entry 209 of volume 325 of the Book of Daily Entries of the Registry of Property of Puerto Rico, Section of Guaynabo.

TITLE:--------------------------------------------------------------------------

---Mortgagor acquired the Parcel pursuant to Deed Number One (1) executed in San Juan, Puerto Rico on the twenty third (23rd) day of June, Two Thousand (2000) before Notary Public Ruben M. Medina Lugo, a certified copy of which shall be presented at the Registry of Property of Puerto Rico, Section of Guaynabo, simultaneously with a certified copy of this Deed.------------------------------

LIENS AND ENCUMBRANCES:---------------------------------------------------------

------The Parcel is subject by its origin to restrictive covenants and by itself, to the following liens: (i) Mortgage securing the payment of a Mortgage
Note in the principal amount of NINE HUNDRED THOUSAND DOLLARS ($900,000.00) with interest at prime rate, payable on demand to the order of Banco Popular de Puerto Rico, constituted pursuant to Deed Number Three (3) executed in San Juan, Puerto Rico on the eighteenth (18th) day of February, Nineteen Hundred Ninety-three (1993) before Notary Public Luis E. Lopez Correa, a certified copy of which has been presented and is pending recordation at entry 481 of volume 234 of the Book of Daily Entries of the Registry of Property of Puerto Rico, Section of Guaynabo. This Mortgage has been increased ("ampliada") to secure an additional mortgage note in the principal amount of One Million Ninety Thousand Six Hundred Forty Eight Dollars ($1,090,648.00) with interest at the rate of one and a half percent (1.50%) over and above the prime rate, payable on demand to the order of Banco Popular de Puerto Rico, as per Deed Number Nine (9), executed in San Juan, Puerto Rico on the twentieth (20th) day of August, Nineteen Hundred Ninety-three (1993) before Notary Public Ruben M. Medina Lugo, which has been presented and is pending recordation at entry 129, volume 242 of the Book of Daily Entries of the Registry of Property of Puerto Rico, Section of Guaynabo. This mortgage and the two (2) mortgage notes that it secures have been canceled by Deed Number Forty Five (45) executed in San Juan, Puerto Rico on even date herewith before Notary Public Francisco Pujol Meneses, a certified copy of which shall be presented at the Registry of Property of Puerto Rico, Section of Guaynabo, simultaneously with a certified copy of this Deed; (ii) mortgage securing the payment of a mortgage note in the principal amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) with interest at prime rate, payable on demand to the order of Banco Popular de Puerto Rico, constituted pursuant to Deed Number Thirty-three (33) executed in San Juan, Puerto Rico on the twentieth (20th) day of April, Nineteen Hundred Ninety-five (1995) before Notary Public Luis E. Lopez Correa, a certified copy of which has been presented and is pending recordation at entry 123 of volume 272 of the Book of Daily Entries of the Registry of Property of Puerto Rico, Section of Guaynabo. This Mortgage has been constituted as a first mortgage lien together with the above first mortgage securing the mortgage notes of NINE HUNDRED THOUSAND DOLLARS ($900,000.00) and ONE MILLION NINETY THOUSAND SIX HUNDRED FORTY EIGHT DOLLARS ($1,090,648.00), described hereinabove as per Deed Number Thirty-two (32), executed on the twentieth (20th) day of April, Nineteen Hundred Ninety-five
(1995) before Notary Public Luis E. Lopez Correa, a certified copy of which has been presented and is pending recordation at entry 123 of volume 272 of the Book of Daily Entries of the Registry of Property of Puerto Rico, Section of Guaynabo. This